Exhibit 99.1

Franchise Group, Inc.’s Liberty Tax SERVICE TO anchor nextpoint acquIsition corp.’s diversified Financial SErvices platform

•     Franchise Group to Receive in Excess of $240 million of Consideration, Including $182 million of Cash

•     Franchise Group to Own at least 6.1 million Shares in NextPoint

ORLANDO, Fla., February 22, 2021 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”) today announced that it has entered into a definitive agreement pursuant to which its Liberty Tax business (“Liberty”) will become part of NextPoint Acquisition Corp.’s (“NextPoint”) diversified financial services platform. Franchise Group expects to receive consideration of at least $243 million, consisting of $182 million in cash and at least $61 million in stock consideration (the “Transaction”), representing significant ownership in NextPoint. The Transaction, which is expected to be completed in conjunction with NextPoint’s acquisition of LoanMe, Inc. (“LoanMe”), an online provider of consumer and business loans, is expected to close in the second quarter of 2021. NextPoint is a special purpose acquisition corporation (“SPAC”) incorporated in Canada and explicitly focused on acquiring businesses and/or assets in the alternative lending and financial services sector.

Brian Kahn, President & CEO of Franchise Group said, “The NextPoint transaction is consistent with our stated strategy of evolving Liberty’s approximately 2,700 offices from a seasonal tax business into a year-round diversified consumer financial products and services franchise. We believe the NextPoint transaction accelerates that strategy and provides a value creation opportunity for our stakeholders. We are excited to enable an experienced sponsor and our Liberty management team to singularly focus on enhancing this platform through a well-capitalized, separate public company. Additionally, we intend to use the $182 million of cash proceeds to pay down debt.”

For fiscal year 2020, Franchise Group expects to report approximately $123 million in revenue and $37 million of Adjusted EBITDA for its Liberty Tax segment. Over the next few weeks, Franchise Group expects to announce its fiscal year 2020 financial results, provide fiscal year 2021 financial guidance, complete its previously announced acquisition of Pet Supplies Plus and close on its previously announced $1.3 billion refinancing transaction. The Company expects to provide updates for each of these corporate transactions upon its respective completion.

Closing of the Transaction is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, closing of NextPoint’s acquisition of LoanMe, clearance from the Canadian securities regulatory authorities, as well as other customary closing conditions which are specified in the Purchase Agreement.

The preliminary financial information for the Company’s Liberty Tax segment is subject to the completion of the Company’s financial closing procedures and final adjustments, and the Liberty Tax segment’s actual results may differ materially from these estimates as result of the completion of such closing procedures and final adjustments.

About Franchise Group

Franchise Group is an operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its shareholders. Franchise business lines include Liberty Tax Service, Buddy’s Home Furnishings, American Freight and The Vitamin Shoppe. On a combined basis, Franchise Group currently operates over 4,100 locations predominantly located in the U.S. and Canada that are either Company-run or operated pursuant to franchising agreements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction, the closing of the Transaction, the anticipated use of proceeds from the Transaction, anticipated financial information for the Liberty Tax segment, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, the success of the Company’s financing efforts and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the business and stock price of the Company; the risk of any event, change or other circumstance that could give rise to the termination of the Transaction; the failure of other closing conditions; the effect of the announcement or pendency of the Transaction on the ability of the Company and Liberty to retain and hire key personnel and maintain relationships with their franchisees, customers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction; legal proceedings related to the Transaction; costs, charges or expenses resulting from the Transaction; risks associated with the consumer lending industry; the strength of the economy; implementation of the strategy of the Company and Liberty; changes in tax policy; or the failure to satisfy any of the other conditions to the completion of the Transaction. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Franchise Group Investor Relations Contact:

Andrew F. Kaminsky

EVP & Chief Administrative Officer

Franchise Group, Inc.

akaminsky@franchisegrp.com

(914) 939-5161